Financial instruments risk management	12 Months Ended
Dec. 31, 2021
Risks and Uncertainties [Abstract]
Financial instruments risk management	Financial instruments risk management
Concentration risk
The Company currently holds all its cash deposits with one financial institution. The financial institution is a large and high-quality investment grade institution. The Company will continue to monitor for changes in credit quality in relation to the counterparties to which it has relationships.
Foreign currency risk
The Company does not have significant operating subsidiaries or significant investments in foreign countries as of December 31, 2021 and 2020. The Company is subject to foreign currency exposure on its cash balances, accounts payable and accrued liabilities denominated in currencies other than the U.S. dollar, expenses incurred from certain supplier and service agreements denominated in Canadian dollars and Euro, as well as salaries and wages in respect of the Company’s Canadian employees. The Company does not currently manage its foreign currency exposure through hedging programs and will continue to monitor its foreign currency assets and liabilities and evaluate the needs for these programs in the future. During the years ended December 31, 2021 and 2020, the Company recorded $73,153 and $164,962, respectively, of foreign currency losses in the consolidated statements of operations.
Interest rate risk
The Company was previously subject to interest rate risk under its Mortgage loan. The Mortgage bore interest at 2.85% plus a minimum rate of 1-month LIBOR, subject to a LIBOR floor of 0.25%. The Mortgage required quarterly interest payments, which commenced on October 1, 2020, with the principal amount originally due at maturity on January 10, 2022. For more details around the Mortgage see Note 8. The Company does not currently manage interest rate exposure through hedging programs. The Company will continue to monitor and evaluate the need for interest rate hedging programs in the future.